Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Property and Equipment

The following table summarizes property and equipment by categories for the periods presented:

	December 31,
	2011	2012
Computer equipment	$15,053	$23,015
Office furniture and equipment	3,458	4,261
Vehicles	3,073	3,428
Leasehold improvements	3,040	3,344

Total property and equipment	24,624	34,048
Less: accumulated depreciation	(12,188)	(19,454)

Total property and equipment, net	$12,436	$14,594